SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2008

COATES INTERNATIONAL, LTD. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)

000-33155	22-2925432
(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road
Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01	OTHER EVENT

On May 6, 2008 the Registrant issued a press release announcing that that Well to Wire Energy, Inc. (“WWE”), a Canada based company that services the oil and gas industry throughout Canada and America has secured a $1.1 Billion equipment lease finance commitment from Canada West Corporate Finance, Inc., which is to be utilized for its Coates CSRV engine generator purchases over the next five years pursuant to its licensing agreement with the Registrant. The five-year WWE business plan on which this commitment was based provides for the purchase of approximately 7,400 Engine Generators at a price per unit of $150,000.  The parties are in the process of finalizing a definitive financing agreement.

WWE is continuing its efforts to raise new equity capital in order to fund a Release Payment due under an Escrow Agreement with the Registrant which represents payments currently due pursuant to the Canadian Research and Development and Licensing Agreements and the recently executed United States Licensing Agreement. WWE has made additional payments in April and May 2008, bringing the total amount of non-refundable deposits received by the Company to approximately $2,025,000. The remaining balance of the Release Payment at this time is approximately $8,975,000. WWE may only draw down on the $1.1 Billion financing commitment for the acquisition of Coates CSRV Electric Power Natural Gas Generators.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

                  None

(b)	Exhibits

Exhibit No.	Description
10.1	Letter from Canada West Corporate Finance, Inc. to Well to Wire Energy, Inc. confirming commitment to $1.1 Billion Equipment Lease Financing.
10.2	Letter from Well to Wire Energy, Inc. to the Registrant advising that it has obtained a $1.1 Billion Equipment Lease Financing Commitment.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

May 7, 2008	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer

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